SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12
☐	Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Xylem Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party

	(4)	Date Filed

Exercise Your Right to Vote  Important Notice Regarding the Availability of Proxy Materials for  Annual Meeting of Shareholders to Be Held on Wednesday, May 13, 2020  Meeting Information  XYLEM INC.  Meeting Type: Annual Meeting  For holders as of: March 16, 2020  Date: May 13, 2020 Time: 11:00 a.m. (ET)  Location:  Meeting live via the Internet-please visit  www.virtualshareholdermeeting.com/XYL2020.  The company will be hosting the meeting live via the Internet  this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/XYL2020 and be sure to have  the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX   (located on the following page).   You are receiving this communication because you hold shares in  the company named above.   This is not a ballot. You cannot use this notice to vote these  shares. This communication presents only an overview of the more  complete proxy materials that are available to you on the Internet.  You may view the proxy materials online at www.proxyvote.com or  easily request a paper copy (see reverse side).   We encourage you to access and review all of the important  information contained in the proxy materials before voting.  XYLEM INC.  1 INTERNATIONAL DRIVE  RYE BROOK, NY 10573  D04822-P33782  See the reverse side of this notice to obtain  proxy materials and voting instructions.

Before You Vote  How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE:  2020 NOTICE AND PROXY STATEMENT 2019 ANNUAL REPORT  How to View Online:  Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX   (located on the following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for  requesting a copy. Please choose one of the following methods to make your request:      1) BY INTERNET: www.proxyvote.com   2) BY TELEPHONE: 1-800-579-1639   3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked  by the arrow XXXX XXXX XXXX XXXX   (located on the following page) in the subject line.  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment  advisor. Please make the request as instructed above on or before April 29, 2020 to facilitate timely delivery.  How To Vote  D04823-P33782  Please Choose One of the Following Voting Methods  Vote By Internet:   Before The Meeting:  Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX   (located on the following page) available and follow the instructions.   During The Meeting:  Go to www.virtualshareholdermeeting.com/XYL2020. Have the information that is printed in the box marked by  the arrow XXXX XXXX XXXX XXXX   (located on the following page) available and follow the instructions.  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE  NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3, AND  "AGAINST" PROPOSAL 4  1. Election of ten members of the Xylem Inc. Board of Directors.  2. Ratification of the appointment of Deloitte & Touche LLP  as our Independent Registered Public Accounting Firm  for 2020.   Nominees:   1a. Jeanne Beliveau-Dunn  3. Advisory vote to approve the compensation of our  named executive officers.   1b. Patrick K. Decker  THE BOARD OF DIRECTORS RECOMMENDS A VOTE  "AGAINST" PROPOSAL 4   1c. Robert F. Friel   1d. Jorge M. Gomez  4. Shareholder proposal to lower threshold for  shareholders to call special meetings from 25%  to 15% of Company stock, if properly presented at the meeting.   1e. Victoria D. Harker   1f. Sten E. Jakobsson   1g. Steven R. Loranger   1h. Surya N. Mohapatra, Ph.D.   1i. Jerome A. Peribere  D04824-P33782   1j. Markos I. Tambakeras

D04825-P33782